Exhibit 10.2

EXECUTION VERSION

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT, dated as of November 5, 2015 (this “Amendment”) is:

(a) FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, by and among the following parties:

(i) FLEETCOR FUNDING LLC, as Seller (the “Seller”);

(ii) FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);

(iii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as the sole Swingline Purchaser and as the Purchaser Agent for its Purchaser Group;

(iv) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as a Committed Purchaser and as the Purchaser Agent for its and Atlantic’s Purchaser Group;

(v) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser for CACIB’s Purchaser Group;

(vi) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;

(vii) REGIONS BANK (“Regions”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;

(viii) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as a Committed Purchaser and as the Purchaser Agent for its and Victory’s Purchaser Group;

(ix) VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser for BTMU’s Purchaser Group;

(x) SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Purchaser;

(xi) MANHATTAN ASSET FUNDING LLC (“Manhattan”), as a Conduit Purchaser for SMBC’s Purchaser Group;

(xii) SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as the Purchaser Agent for SMBC’s and Manhattan’s Purchaser Group; and

(xiii) PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”); and

(b) FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, by and among each of the parties listed on the signature pages hereto as an Originator (each, an “Originator” and collectively, the “Originators”) and the Seller.

BACKGROUND

A. The parties hereto (other than the Originators) are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of November 14, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

B. The Originators and Seller are parties to that certain Amended and Restated Purchase and Sale Agreement dated as of November 14, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement”).

C. The parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.

D. The parties to the Sale Agreement desire to amend the Sale Agreement on the terms and subject to the conditions set forth herein.

E. The Servicer and BP are parties to BP Card Issuing and Operating Agreement. The Servicer and BP desire to amend and restate the BP Card Issuing and Operating Agreement.

F. The Seller, the Servicer, the Administrator, and BP are parties to that certain letter agreement dated as of August 1, 2005 (the “BP Letter Agreement”). The Servicer, Administrator and BP desire to terminate the BP Letter Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Sale Agreement. The Sale Agreement is hereby amended by inserting the phrase “except as set forth in Section 6.18 of the Receivables Purchase Agreement” at the end of clause (b) of Section 1.2 thereof.

SECTION 2. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) Section 6.1 of the Receivables Purchase Agreement is hereby amended by adding the parenthetical “(other than the BP Card Issuing and Operating Agreement, Chevron Card Program Master Agreement and Chevron Letter Agreement, which may be amended, modified, waived or supplemented in accordance with Section 2(m) of Exhibit IV of this Agreement or, with respect to the Chevron Letter Agreement, the terms thereof)” after the phrase “or any other Transaction Document” where it appears therein.

(b) The following new Section 6.18 is hereby added to the Receivables Purchase Agreement immediately following existing Section 6.17 thereof:

Section 6.18 BP Purchase Option. Not later than the date that is ninety (90) days prior to any exercise by BP of its “Option” or “Purchase Option” (in each case, described in clause 1(g) of Exhibit IV) the Seller and FleetCor shall provide the Administrator and each Purchaser Agent written notice thereof. On and after the date that is ninety (90) days prior to any exercise by BP of such “Option” or “Purchase Option,” the Seller shall cease purchasing or otherwise acquiring from FleetCor, and FleetCor shall cease selling or otherwise transferring to the Seller, under the Sale Agreement, new Receivables originated pursuant to the BP Card Issuing and Operating Agreement. On and after the date that is thirty (30) days prior to any exercise by BP of such “Option” or “Purchase Option,” all Receivables originated pursuant to the BP Card Issuing and Operating Agreement shall cease to constitute “Eligible Receivables” for all purposes. In order to permit BP’s exercise of such “Option” or “Purchase Option,” the Seller may (but shall not be required to), on the date thereof, sell to FleetCor any remaining Receivables it may then own that were originated pursuant to the BP Card Issuing and Operating Agreement; provided, that FleetCor shall pay the Seller a purchase price equal to fair market value (as reasonably agreed upon by FleetCor and the Seller) in cash, which purchase price shall constitute Collections for all purposes hereof. In connection with such sale, on the date thereof, the Administrator shall release its security interest and/or ownership interest, if any, in such remaining Receivables originated pursuant to the BP Card Issuing and Operating Agreement then being reconveyed and such Receivables shall cease to be Pool Receivables.

(c) The definition of “Adverse Claim” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Adverse Claim” means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement; it being understood that any thereof in favor of (a) the Administrator (for the benefit of the Purchasers), (b) Chevron with respect to the “Company Purchase Option” described in clause 1(g) of Exhibit IV shall not in either case constitute an Adverse Claim and (c) BP with respect to the “Option” or “Purchase Option” described in clause 1(g) of Exhibit IV shall not in either case constitute an Adverse Claim.

(d) The definition of “BP Card Issuing and Operating Agreement” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“BP Card Issuing and Operating Agreement” means (x) before February 29, 2016, that certain Card Issuing and Operating Agreement, dated as of December 21, 2004, between FleetCor and BP, as amended, restated, supplemented or otherwise modified from time to time, and (y) on or after February 29, 2016, means that certain Amended and Restated Fleet Card Agreement, dated as of February 29, 2016, between FleetCor and BP, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(e) Clause (d) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(d) that does not have a stated maturity which is more than 90 days after the original invoice date of such Receivable;

(f) Clause (q) of the definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(q) that, if such Receivable is a BP Receivable, (i) arises under the BP Card Issuing and Operating Agreement and is serviced by the Servicer or by a Person reasonably satisfactory to the Majority Purchaser Agents pursuant to the terms of an alternate sub-servicing agreement, in form and substance reasonably satisfactory to the Majority Purchaser Agents pursuant to guidelines and policies which have been approved in writing by each of the Majority Purchaser Agents and (ii) has not been deemed ineligible pursuant to Section 6.18; and

(g) The following new clause (e) is hereby added to the definition of “Excess Concentration Amount” set forth in Exhibit I of the Receivables Purchase Agreement immediately following the existing clause (d) thereof and, in connection therewith, clause (d) is amended by deleting the period “.” at the end thereof and substituting “; plus” therefor:

(e) the amount (if any) by which (i) the aggregate Outstanding Balance of the Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than 30 days after the original invoice date of such Receivable exceeds (ii) 5.00% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

(h) Clause (i) of Section 1(g) set forth in Exhibit IV of the Receivables Purchase Agreement is hereby amended by replacing the phrase “ its “Option”” where it appears therein with the phrase “ its “Option” (or at any time after February 29, 2016, “Purchase Option”)”.

(i) The following new Section 1(b)(vi) is hereby added to Exhibit IV of the Receivables Purchase Agreement immediately following existing Section 1(b)(v) thereof:

(vi) Events under Certain Agreements. The occurrence of an event that would (a) constitute an “Early Termination Event” under and as defined in the Chevron Card Program Master Agreement or such other term used from time to time for such event or (b) permit the early termination of the BP Card Issuing and Operating Agreement under the terms thereof.

(j) The following new Section 2(b)(v) is hereby added to Exhibit IV of the Receivables Purchase Agreement immediately following existing Section 2(b)(iv) thereof:

(v) Events under Certain Agreements. The occurrence of an event that would (a) constitute an “Early Termination Event” under and as defined in the Chevron Card Program Master Agreement or such other term used from time to time for such event or (b) permit the early termination of the BP Card Issuing and Operating Agreement under the terms thereof.

(k) Section 2(m) of Exhibit IV of the Receivables Purchase Agreement is restated in its entirety as follows:

(m) Certain Agreements. Without the prior written consent of the Administrator, FleetCor will not amend, modify, waive or supplement any provision of (i) the Chevron Card Program Master Agreement or any document executed and delivered in connection therewith in a manner that adversely affects, directly or indirectly, FleetCor’s rights or remedies or Chevron’s obligations, as the case may be, under Sections 13.01(g), 13.07(a), 13.22, 13.27 or 16.06 of the Chevron Card Program Master Agreement or (ii) the BP Card Issuing and Operating Agreement or any document executed and delivered in connection therewith in a manner that adversely affects, directly or indirectly, FleetCor’s rights or remedies or BP’s obligations, as the case may be, under (x) before February 29, 2016, Section 11.5 of the BP Card Issuing and Operating Agreement and (y) on or after February 29, 2016, Sections 3.2.3 or 16.7 of the BP Card Issuing and Operating Agreement.

(l) Section (m) of Exhibit V of the Receivables Purchase Agreement is restated in its entirety as follows:

(m) the Servicer shall amend, modify, waive or supplement any provision of (i) the Chevron Card Program Master Agreement or any document executed and delivered in connection therewith in a manner that adversely affects, directly or indirectly, Servicer’s rights or remedies or Chevron’s obligations, as the case may be, under Sections 13.01(g), 13.07(a), 13.22, 13.27 or 16.06 of the Chevron Card Program Master Agreement, without the prior written consent of the Administrator or (ii) the BP Card Issuing and Operating Agreement or any document executed and delivered in connection therewith in a manner that adversely affects, directly or indirectly, Servicer’s rights or remedies or Chevron’s obligations, as the case may be, under (x) before February 29, 2016, Section 11.5 of the BP Card Issuing and Operating Agreement and (y) on or after February 29, 2016, Sections 3.2.3 or 16.7 of the BP Card Issuing and Operating Agreement, without the prior written consent of the Administrator; or

SECTION 3. Authorization of Certain Agreements. The Administrator, Purchasers and Purchaser Agents hereby consent to (a) the following amendments to the BP Card Issuing and Operating Agreement: Amendment 1, dated November 4, 2005, Amendment 2, dated November 15, 2007, Amendment 3, dated August 27, 2008, Amendment 4, dated June 16, 2010, Amendment 5, dated September 30, 2010 and Amendment 6, dated April 30, 2012, (b) the amendment and restatement of the BP Card Issuing and Operating Agreement as of February 29, 2016 in substantially the form (and, in the case of Section 3.2.3 and 16.7 thereof, in the form) delivered to Administrator on November 2, 2015 and (c) concurrently with the amendment and restatement described in clause (b) above, the termination of that certain letter agreement, dated as of August 1, 2005, among BP, the Servicer, the Seller and the Administrator.

SECTION 4. Consent to Sale Agreement Amendment. The Administrator and each Purchaser Agent hereby consent to the First Amendment to the Sale Agreement.

SECTION 5. Representations and Warranties of the Seller, Originators and Servicer. Each of the Seller, each Originator and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows:

(a) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;

(c) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement or Sale Agreement, as applicable, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and

(d) this Amendment and the Receivables Purchase Agreement or Sale Agreement, as applicable, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 6. Effect of Amendment. All provisions of the Receivables Purchase Agreement or Sale Agreement, as applicable, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement or Sale

Agreement, as applicable, shall be deemed to be references to the Receivables Purchase Agreement or Sale Agreement, as applicable, as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement or Sale Agreement, as applicable, other than as set forth herein.

SECTION 7. Effectiveness. This Amendment shall be effective as of the date hereof upon the Administrator’s receipt of (a) counterparts of this Amendment duly executed by each of the parties hereto and (b) such other agreements, documents, opinions, and instruments as the Administrator shall request.

SECTION 8. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 10. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement or Sale Agreement, as applicable.

SECTION 11. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or Sale Agreement, as applicable, or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FLEETCOR FUNDING LLC, as Seller

By:	/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer and as an Originator

By:	/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

CFN HOLDING CO., as an Originator

By:	/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

MANNATEC, INC., as an Originator

By:	/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

COMDATA INC., as an Originator

By:	/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Assistant Secretary

PACIFIC PRIDE SERVICES, LLC, as an Originator

By:	/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:	/s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Purchaser and as Purchaser Agent for its and Atlantic Asset Securitization LLC’s Purchaser Group

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser for Credit Agricole Corporate and Investment Bank’s Purchaser Group

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:	/s/ Eero Maki
Name: Eero Maki
Title: Senior Vice President

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

REGIONS BANK, as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:	/s/ Kathy Myers
Name: Kathy Myers
Title: Vice President

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser for Sumitomo Mitsui Banking Corporation’s Purchaser Group

By: MAF Receivables Corp., Its Member

By:	/s/ Irina Khaimova
Name:	Irina Khaimova
Title:	Vice President

SMBC NIKKO SECURITIES AMERICA, INC., as Purchaser Agent for Sumitomo Mitsui Banking Corporation’s and Manhattan Asset Funding LLC’s Purchaser Group

By:	/s/ Yukimi Konno
Name:	Yukimi Konno
Title:	Managing Director

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Frank Brown
Name:	Frank Brown
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser for The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch’s Purchaser Group

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for its and Victory Receivables Corporation’s Purchaser Group

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

First Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)